UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to (S) 240.14a-12

OPNET TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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OPNET TECHNOLOGIES, INC.

7255 WOODMONT AVENUE

BETHESDA, MARYLAND 20814

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, SEPTEMBER 14, 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of OPNET Technologies, Inc. will be held at our principal executive offices, 7255 Woodmont Avenue, Bethesda, Maryland 20814, on Monday, September 14, 2009 at 10:00 a.m., local time (the “Annual Meeting”), for the purpose of considering and voting upon the following matters:

1.	To elect two Class III directors to hold office until the 2012 Annual Meeting of Stockholders;

2.	To approve the adoption of the OPNET Technologies, Inc. 2010 Stock Incentive Plan;

3.	To approve the amendment and restatement of the OPNET Technologies, Inc. 2000 Employee Stock Purchase Plan; and

4.	To transact such other business, if any, as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has no knowledge of any other business to be transacted at the Annual Meeting.

Holders of record of our common stock at the close of business on July 20, 2009 are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. A list of our stockholders is open for examination to any stockholder at our principal executive offices, 7255 Woodmont Avenue, Bethesda, Maryland 20814, and will be available at the Annual Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission, we are providing access to our proxy materials over the Internet. As a result, we are mailing to our stockholders a “Notice of Internet Availability of Proxy Materials” (the “Notice”). The Notice contains instructions on how stockholders can access those documents over the Internet and vote their shares. The Notice also contains instructions on how each of those stockholders can receive a printed set of proxy materials. We believe this process will expedite stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and conserve natural resources.

By Order of the Board of Directors,

/s/ Marc A. Cohen
Marc A. Cohen
Chairman of the Board, Chief Executive Officer and Secretary

Bethesda, Maryland

July 29, 2009

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES EITHER: (I) OVER THE INTERNET AS INSTRUCTED IN THESE MATERIALS; OR (II) IF YOU RECEIVED A PAPER COPY OF THESE MATERIALS, BY SIGNING, DATING AND RETURNING THE PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. IF YOU RECEIVE THE PROXY MATERIALS BY MAIL, A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR YOUR CONVENIENCE. STOCKHOLDERS WHO EXECUTE A PROXY CARD OR VOTE ON THE INTERNET MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

OPNET TECHNOLOGIES, INC.

7255 WOODMONT AVENUE

BETHESDA, MARYLAND 20814

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, SEPTEMBER 14, 2009

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of OPNET Technologies, Inc., a Delaware corporation (the “Company”), of proxies for use at the Annual Meeting of Stockholders to be held at the principal executive offices of the Company, 7255 Woodmont Avenue, Bethesda, Maryland 20814, on September 14, 2009 at 10:00 a.m., local time, and at any adjournments thereof (the “Annual Meeting”).

All executed proxies will be voted in accordance with the stockholders’ instructions, and if no choice is specified, executed proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Annual Meeting that the stockholder intends to revoke the proxy and vote in person.

The Board has fixed July 20, 2009 as the record date (the “Record Date”) for determining holders of the Company’s Common Stock, $.001 par value per share (the “Common Stock”), who are entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were outstanding and entitled to vote an aggregate of 20,675,883 shares of Common Stock. Each share of Common Stock entitles the record holder thereof to one vote on each of the matters to be voted on at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

What is the Notice of Internet Availability of Proxy Materials and why am I receiving it?

We are providing access to our proxy materials in a fast and efficient manner over the Internet. Accordingly, on July 29, 2009, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record as of the Record Date, and posted our proxy materials on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

What am I voting on?

There are three matters scheduled for a vote:

•	Proposal 1, to elect two Class III directors to hold office until the 2012 Annual Meeting of Stockholders;

•	Proposal 2, to approve the adoption of the OPNET Technologies, Inc. 2010 Stock Incentive Plan (the “2010 Incentive Plan”); and

•	Proposal 3, to approve the amendment and restatement of the OPNET Technologies, Inc. 2000 Employee Stock Purchase Plan (the “ESPP”).

Will any other matters be voted on?

We do not know of any other matters that will be brought before the stockholders for a vote at the Annual Meeting. If any other matter is properly brought before the meeting, your signed or electronic proxy card gives authority to each of Alain J. Cohen, Mel F. Wesley, and Dennis R. McCoy to vote on such matters in their discretion.

How do I vote?

Stockholders of Record

If you are a stockholder of record, you may vote in person at the Annual Meeting, by proxy on the Internet or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote using one of the methods listed below to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•

To vote on the Internet, follow the instructions in the Notice or go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company numbers and control number from the Notice. Your vote must be received by 11:59 p.m. Eastern time on September 13, 2009 to be counted.

•

To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Street Name Holders

Shares which are held in a brokerage account in the name of the broker are said to be held in “street name.” If your shares are held in street name, simply follow the voting instructions in the Notice to ensure that your vote is counted. Alternatively, you may vote over the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

How many votes do I have?

You will have one vote for every share of our Common Stock you owned at the close of business on the Record Date.

How many votes can be cast by all stockholders?

A total of 20,675,883 votes may be cast at the meeting, consisting of one vote for each share of our Common Stock outstanding on the Record Date.

How many votes must be present to hold the meeting?

The holders of a majority of the aggregate voting power of our Common Stock outstanding on the Record Date, or 10,337,942 votes, must be present in person, or by proxy, at the Annual Meeting in order to constitute a quorum necessary to conduct the meeting.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals, because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

How many votes are needed to approve each proposal?

•

For Proposal 1, the election of directors, the two nominees receiving the most “For” votes (from the holders of shares of Common Stock present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” or “Withheld” will affect the outcome.

•

For Proposal 2 to be approved, the approval of the adoption of the 2010 Incentive Plan must receive the affirmative vote of the holders of shares of Common Stock representing a majority of the votes cast on the matter.

•

For Proposal 3 to be approved, the approval of the amendment and restatement of the ESPP must receive the affirmative vote of the holders of shares of Common Stock representing a majority of the votes cast on the matter.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters that require the affirmative vote of a certain percentage of the votes cast or the shares voting on the matter.

Can I change my vote or revoke my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy through the Internet.

•	You may send a timely written notice that you are revoking your proxy to the Company’s secretary at 7255 Woodmont Avenue, Bethesda, Maryland 20814.

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or Internet proxy vote is the one that is counted. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Who can attend the Annual Meeting?

Any stockholder as of the close of business on July 20, 2009 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you submit a signed and dated proxy card or otherwise vote without indicating your vote, your shares will be voted as follows:

•	“For” the election of the two nominees for director;

•	“For” the approval of the adoption of the 2010 Incentive Plan;

•	“For” the approval of the amendment and restatement of the ESPP; and

•	in accordance with the recommendation of management on any other matter that may properly be brought before the meeting and any adjournment or postponement of the meeting.

Who pays for the proxy solicitation and how will we solicit votes?

We will bear all costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, telegraph, facsimile and personal interviews, and we reserve the right to retain outside agencies for the purpose of soliciting proxies. We will also request brokers, custodians and fiduciaries to forward the proxy soliciting material to the owners of stock held in their names, and, as required by law, we will reimburse them for their out-of-pocket expenses in this regard.

Is a list of stockholders available?

A list of stockholders entitled to vote at the Annual Meeting will be available at our principal executive offices, during normal business hours, for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any stockholder.

How do I find out the voting results?

Preliminary voting results will be announced at the Annual Meeting, and final voting results will be published in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, which we will file with the Securities and Exchange Commission (the “SEC”). After the Form 10-Q is filed, you may obtain a copy by visiting the SEC’s website or our website or by contacting our Investor Relations department by calling (240) 497-3000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of July 20, 2009 by:

•	each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock;

•	each director and nominee for director of the Company;

•	each of the executive officers of the Company; and

•	all executive officers, directors and nominees for director of the Company as a group.

Except as set forth herein, the business address of the named beneficial owner is c/o OPNET Technologies, Inc., 7255 Woodmont Avenue, Bethesda, Maryland 20814, and each person or entity named in the table has sole voting power and investment power (or shares such power with his spouse) with respect to all shares of Common Stock indicated as owned by such person or entity. Applicable percentages are based on 20,675,883 shares outstanding as of July 20, 2009.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Class
Marc A. Cohen	2,939,801	(2)	14.0%
Alain J. Cohen	4,770,747	(3)	23.0%
Mel F. Wesley	25,943	(4)	*
Steven G. Finn	116,000	(5)	*
Ronald W. Kaiser	51,000	(6)	*
William F. Stasior	141,000	(7)	*
All executive officers, directors and nominees for director, as a group (6 persons)	8,044,491	(8)	37.8%

*	Less than 1%.

(1)	The number of shares beneficially owned by each director, nominee for director, executive officer and stockholder is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after July 20, 2009 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares.

(2)	Includes 273,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after July 20, 2009.

(3)	Includes 75,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after July 20, 2009.

(4)	Includes 10,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after July 20, 2009.

(5)	Includes 90,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after July 20, 2009.

(6)	Includes 45,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after July 20, 2009.

(7)	Includes 90,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after July 20, 2009.

(8)	Includes 583,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after July 20, 2009.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the Common Stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on its review of the copies of such reports filed by the Reporting Persons furnished to the Company and on the representations of the Reporting Persons, the Company believes that during the fiscal year ended March 31, 2009 the Reporting Persons complied with all Section 16(a) filing requirements; except that one report, covering one transaction, was filed late by Mr. Wesley.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company has a classified Board currently consisting of one Class I director, two Class II directors and two Class III directors. The Class I, Class II and Class III directors will serve until the annual meeting of stockholders to be held in 2010, 2011 and 2009, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

Shares represented by executed proxies will be voted to elect Marc A. Cohen and William F. Stasior as the Class III directors, unless authority to vote for Mr. Cohen or Mr. Stasior is withheld by such proxies. Each Class III director will be elected to hold office until the 2012 annual meeting of stockholders (subject to the election and qualification of his successor and to his earlier death, resignation or removal).

Mr. Cohen and Mr. Stasior have indicated their willingness to serve, if elected, but if either should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by the Board. The Board has no reason to believe that Mr. Cohen or Mr. Stasior will be unable to serve if elected.

For each member of the Board whose term of office as a director continues after the Annual Meeting, including Mr. Cohen and Mr. Stasior, there follows information given by that director concerning his principal occupation and business experience for at least the past five years, the names of other publicly held companies of which he serves as a director and his age and length of service as a director of the Company. There are no family relationships among any of the directors, nominees for director and executive officers of the Company, except that Marc A. Cohen and Alain J. Cohen are brothers. Information with respect to the number of shares of Common Stock beneficially owned by each director and the nominee for director, directly or indirectly, as of July 20, 2009 appears under the heading “Security Ownership of Certain Beneficial Owners and Management.”

Nominees for Term Expiring in 2012 (Class III Directors)

Marc A. Cohen, one of the Company’s founders, is 46 years old and has served as the Chairman of the Board since the Company’s inception in 1986 and as the Company’s Chief Executive Officer since 1994. From 1986 to 1992, Mr. Cohen was also a consultant with Booz Allen Hamilton Inc. (“Booz Allen”), an international management and consulting company. Mr. Cohen received a bachelor’s degree in engineering science from Harvard University and a master’s degree in electrical engineering from Stanford University. Mr. Cohen also serves as a Trustee and as a member of the board of directors of the Dana-Farber Cancer Institute in Boston, Massachusetts.

William F. Stasior is 68 years old and has served as a member of the Board since March 1998. Since October 1999, he has served as senior chairman of Booz Allen. From 1991 to 1999, he served as Chairman and Chief Executive Officer of Booz Allen. Mr. Stasior currently serves on the board of directors of SkyTerra Communications, Inc., a telecommunications service provider.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE

DIRECTOR NOMINEES LISTED ABOVE.

Director Whose Term Expires in 2010 (Class I Director)

Ronald W. Kaiser is 55 years old and has served as a member of the Board since October 2003. Since January 2008, he has been an independent consultant and board member for companies in the technology and life sciences fields. From January 2007 through December 2008, Mr. Kaiser served as Chief Financial Officer of Sucampo Pharmaceuticals, Inc., a specialty pharmaceutical company. Mr. Kaiser served as Chief Financial Officer of Pharmathene, Inc., a privately held bio-defense company from April 2005 through December 2006. Mr. Kaiser served as Chief Financial Officer, Treasurer and Secretary of Air Cargo, Inc., a privately held provider of United States and European cargo transportation logistics from February 2003 through March 2005. Air Cargo filed for Chapter 11 bankruptcy on December 7, 2004. Mr. Kaiser served as Chief Financial Officer and Treasurer of OTG Software, Inc. (“OTG”), from June 1998 until the sale of OTG to Legato Systems, Inc. in May 2002. OTG was a publicly traded corporation that provided online data storage and data access software products for business applications, e-mail management and related services. Mr. Kaiser serves on the board of directors of Vocus, Inc., a provider of public relations management software.

Directors Whose Term Expires in 2011 (Class II Directors)

Alain J. Cohen, one of the Company’s founders, is 42 years old and has served as the Company’s President and Chief Technology Officer and as a member of the Board since the Company’s inception in 1986. Mr. Cohen received a bachelor’s degree in electrical engineering from the Massachusetts Institute of Technology (“M.I.T.”).

Steven G. Finn is 63 years old and has served as a member of the Board since March 1998. Mr. Finn has been a principal research scientist and lecturer at M.I.T. since 1991. Mr. Finn has also served as a consultant with Matrix Partners, a venture capital firm, since 1991.

Board Determination of Independence

Under Nasdaq rules, a director of the Company will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that none of Messrs. Finn, Kaiser or Stasior has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Nasdaq Exchange Rule 5605 (a)(2).

Board Meetings and Attendance

The Board met four times (including by teleconference) during fiscal 2009. Each director attended at least 75% of the aggregate of the meetings of the Board and meetings of the committees on which he then served.

Director Attendance at the Annual Meeting

The Board does not have a policy with regard to attendance by directors at annual meetings. Two of the directors attended the 2008 annual meeting of stockholders.

Board Committees

The Board has established three standing committees—Audit, Compensation and Nominating—each of which operates under a charter that has been approved by the Board.

The Board has determined that all of the members of each of the Board’s three standing committees are independent as defined under the rules of the Nasdaq Global Select Market including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act. In addition, all of the members of the Audit Committee satisfy all other Nasdaq eligibility requirements under the rules of the Nasdaq Global Select Market for Audit Committee membership.

The Audit Committee is currently composed of Messrs. Finn, Kaiser and Stasior. The Board has determined that Mr. Kaiser is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. The Audit Committee met six times (including by teleconference) during fiscal 2009. The functions of the Audit Committee include:

•	appointment of the Company’s independent auditors;

•	reviewing the independence of the independent auditors;

•	reviewing the annual audit plan of the independent auditors, the results of the independent audit, and the report and recommendations of the independent auditors;

•	evaluating the adequacy of the Company’s internal financial and accounting processes and controls; and

•	reviewing with management and the independent auditors the annual and interim financial statements of the Company.

A copy of the charter of the Audit Committee is available on the Company’s website at www.opnet.com. Information contained on the website is not part of this proxy statement.

The Compensation Committee, which is currently composed of Messrs. Finn, Kaiser, and Stasior, reviews executive salaries, administers the Company’s bonus, incentive compensation and stock plans, and approves the salaries and other benefits of the Company’s executive officers. In addition, the Compensation Committee consults with the Company’s management regarding the Company’s benefit plans and compensation policies and practices. The Compensation Committee met four times during fiscal 2009. A copy of the charter of the Compensation Committee is available on the Company’s website at www.opnet.com.

The Nominating Committee is currently composed of Messrs. Finn, Kaiser, and Stasior. The Nominating Committee met once during fiscal 2009. The function of the Nominating Committee is to recommend to the Board the persons to be nominated for election as directors at any meeting of stockholders.

Director Candidates

Except where the Company is legally required to provide third parties the right to nominate directors, the Nominating Committee is responsible for recommending to the Board all nominees for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. Stockholders have the right under the Company’s Bylaws to directly nominate director candidates, without any action or recommendation on the part of the Board, by following the procedures set forth under “Stockholder Proposals for 2010 Annual Meeting.”

The criteria for selecting all director nominees are specified in the charter of the Nominating Committee. In selecting director nominees for recommendation to the Board the Nominating Committee considers: i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards, ii) the nominee’s demonstrated business acumen, financial literacy, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company, and iii) whether the nominee is willing and able to contribute positively to the decision-making process of the Company. A copy of the charter of the Nominating Committee is available on the Company’s website at www.opnet.com.

Stockholder Communications with the Board

Stockholders may communicate with the Board or any of the directors by sending written communications addressed to the Board or any of the directors, c/o Corporate Secretary, OPNET Technologies, Inc., 7255 Woodmont Avenue, Bethesda, MD 20814. The Chairman of the Board, with the assistance of the Company’s General Counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors.

Code of Business Conduct and Ethics

The Company has adopted a code of business conduct and ethics that applies to all Company directors, officers and employees, including the Company’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. A copy of the code of business conduct and ethics is posted on the “Investor Relations” section of the Company’s website at www.opnet.com. The Company intends to satisfy the disclosure requirements under Item 10 of Form 8-K regarding amendments to, or waivers from, the code of business conduct and ethics by either providing such information on a Form 8-K filed with the SEC or by posting such information on the Company’s website at www.opnet.com.

PROPOSAL 2—APPROVAL OF THE ADOPTION OF THE

OPNET TECHNOLOGIES, INC. 2010 STOCK INCENTIVE PLAN

Our stockholders are being asked to approve the adoption of the OPNET Technologies, Inc. 2010 Stock Incentive Plan (the “2010 Incentive Plan”). On May 20, 2009, the Board adopted the 2010 Incentive Plan in response to the pending expiration of the Company’s Amended and Restated 2000 Stock Incentive Plan (the “2000 Incentive Plan”). The following is a summary of the material terms and provisions of the 2010 Incentive Plan and a general description of the U.S. Federal income tax treatment applicable to the receipt of stock awards under such plan. The summary, however, does not purport to be a complete description of all the provisions of the 2010 Incentive Plan. A complete copy of the 2010 Incentive Plan is attached hereto as Exhibit A. This summary is subject to and qualified in its entirety by reference to the full text of the 2010 Incentive Plan as set forth in such exhibit. In the event that Proposal 2 is approved by our stockholders, the 2010 Incentive Plan will take effect on January 1, 2010.

General

Purpose; Term. The 2010 Incentive Plan provides for the granting to employees, officers and directors of, as well as consultants and advisors to, the Company, its parents and subsidiaries of stock options (non-statutory and incentive), restricted stock awards and other stock-based awards. The purpose of the 2010 Incentive Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company’s stockholders. Unless sooner terminated in accordance with its terms, the 2010 Incentive Plan will terminate upon the earlier of the close of business on December 31, 2019, or, if earlier, the completion of ten years after the date the plan is approved by our stockholders.

Administration. The 2010 Incentive Plan is administered by the Board, which may, as permitted by and consistent with applicable law, delegate any or all of its powers under the plan to a committee it appoints. Subject to the terms of the 2010 Incentive Plan, the Board (or such committee) has the authority to determine the individuals to whom, and the time or times at which, awards are made, the size of each award, and the other terms and conditions of each award (which need not be identical across participants). The Board also has the authority, subject to the express provisions of the 2010 Incentive Plan, to (i) adopt, amend and repeal such administrative rules, guidelines and practices relating to the plan as it shall deem advisable, and (ii) correct any defect, supply any omission or reconcile any inconsistency in the 2010 Incentive Plan in the manner and to the extent it shall deem expedient to carry the 2010 Incentive Plan into effect. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding, and no director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the 2010 Incentive Plan made in good faith.

Initial Stock Subject to the 2010 Incentive Plan. Subject to specified adjustments, the number of shares of Common Stock which are initially set aside and reserved for issuance under the 2010 Incentive Plan is 2,150,000 shares. This number approximates the number of shares currently available for issuance under the 2000 Incentive Plan.

The number of shares of Common Stock available for issuance under the 2010 Incentive Plan will automatically increase from time to time by a number equal to (i) in the event any outstanding stock option granted under our 2000 Incentive Plan should for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the number of shares of Common Stock that are not acquired under such stock option and (ii) in the event stock that has been issued to a participant under the 2000 Incentive Plan pursuant to restricted or unrestricted stock awards is subsequently forfeited or acquired by the Company as a result of a failure to vest or satisfy any other contingency, the number of such shares. The maximum aggregate number of additional shares of Common Stock that may become available for issuance in these situations is 2,000,000 shares, subject to specified adjustments.

Annual Increase to Share Reserve. The number of shares of Common Stock available for issuance under the 2010 Incentive Plan will automatically increase on the first trading day of each calendar year, beginning with 2011 and continuing through the term of the 2010 Incentive Plan, by an amount equal to the lesser of (i) three percent (3%) of the shares of Common Stock outstanding on the last trading day of the preceding calendar year, or (ii) an amount determined by the Board; provided, however, that in no event shall any such annual increase exceed 1,000,000 shares. This provision, commonly referred to as an “evergreen” provision, is similar to the provision in the 2000 Incentive Plan.

Reversion of Shares. There are circumstances under which shares of Common Stock that are already subject to an outstanding award under the 2010 Incentive Plan may revert to the Plan and may become available for reissuance. Specifically, if a stock award for any reason expires or otherwise terminates, in whole or in part, without having been exercised in full (for example, in the case of a stock option), or if any shares of Common Stock issued to a participant pursuant to an award are forfeited back to or are reacquired by the Company (for example, in the case of restricted stock), then the shares not acquired or forfeited shall revert to and again become available for issuance under the 2010 Incentive Plan. A forfeiture of stock may occur, for example, as a result of a participant’s failure to satisfy a contingency or condition that is required for the vesting of such shares. Restricted stock that has been issued, and which is then forfeited or reacquired by the Company, may not be reissued in the form of incentive stock options.

Effect on Share Reserve of Use of Shares to Cover Tax Withholding. The Board has discretion under the 2010 Incentive Plan to allow a recipient of an award to use shares of Common Stock to satisfy the tax withholding requirement that may arise in connection with such award. The shares may be shares previously owned by the participant or may be the shares acquired as part of the award. Any shares of Common Stock that are not delivered to a participant under an award because those shares are used to satisfy the payment of taxes will revert to the share reserve under the 2010 Incentive Plan and shall again become available for issuance in the future.

Maximum Number of Shares Issued through Incentive Stock Options. Subject to specified adjustments, the maximum aggregate number of shares that may be issued under the 2010 Incentive Plan through the exercise of incentive stock options is 1,000,000.

Eligible Participants. All of the Company’s employees, officers, directors, consultants and advisors and any individuals who have accepted an offer for employment are eligible to be granted options, restricted stock awards, or other stock-based awards (each, an “Award”) under the 2010 Incentive Plan. Only employees of the Company and its parents and subsidiaries may be granted incentive stock options (“ISOs”) under the 2010 Incentive Plan. As of July 20, 2009, the Company had approximately 582 employees, three of whom are also current executive officers or directors. As of July 20, 2009, there were three members of the Board who were not employees of the Company.

Plan Amendments and Termination. The Board may amend, suspend or terminate the 2010 Incentive Plan or any portion thereof at any time, provided that to the extent required by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), no Award granted to a participant that is intended to comply with Section 162(m) after the date of such amendment may become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment has been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)).

The Board may at any time suspend or terminate the 2010 Incentive Plan, provided that any such suspension or termination may not adversely affect the rights of a participant under any Award previously granted while the 2010 Incentive Plan is in effect except with the consent of the participant. If the 2010 Incentive Plan has not been terminated earlier, the 2010 Incentive Plan will terminate upon the close of business on December 31, 2019 or, if earlier, the completion of ten years after the date the plan is approved by our stockholders.

Stock Options

The following is a description of the permissible terms of stock options under the 2010 Incentive Plan. Individual option grants may be more restrictive as to all or any of the permissible terms described below.

Option Duration. Each option will be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement, but no option may be granted for a term in excess of 10 years.

Exercise Price. The Board will establish the exercise price at the time each option is granted and specify it in the applicable option agreement, but the exercise price of ISOs may not be less than 100% of the fair market value of the Common Stock, as determined by the Board, at the time the ISO is granted.

Fair Market Value. The fair market value of a share of Common Stock (the “Fair Market Value”) will be determined in good faith by the Board.

Exercise of Option and Payment for Stock. Stock options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice approved by the Board together with payment in full for the number of shares for which the stock option is exercised.

The Board has authority to accelerate the time at which an option may vest or be exercised. The consideration to be paid for shares to be issued upon exercise of an option may be made by (a) delivery of cash or a check to the Company; (b) to the extent permitted by the applicable option agreement, (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (ii) delivery by the participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; (c) delivery of shares of Common Stock owned by the participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock was owned by the participant at least six months prior to such delivery; (d) payment of such other lawful consideration as the Board may determine; or (e) any combination of the above permitted forms of payment.

For an option to retain its status as an ISO, the participant must have been in the continuous employment of the Company or an affiliate since the date of grant of the ISO, and the ISO must be exercised within three months after the date the participant ceases to be an employee of the Company or of an affiliate. An option will be considered a non-statutory stock option (“NSO”) if these requirements are not met.

Transferability. Except as the Board may otherwise determine or provide, an option may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the participant, may be exercisable only by the participant. References to a participant, to the extent relevant in the context, shall include references to authorized transferees.

Repricing. The 2010 Incentive Plan does not affirmatively give the Board authority, in the event of a decline in the value of the Common Stock, to replace outstanding higher priced options with new lower priced options, nor does it give the Board authority to reprice any out-of-the-money options.

Restricted Stock Awards

The Board may grant Awards entitling participants to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price, or to require forfeiture of such shares if issued at no cost, from the participants in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

The Board will determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase or forfeiture and the issue price, if any.

Other Stock-Based Awards

The Board has the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of fully vested shares, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

Corporate Changes

Adjustment Provisions. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock, other than a normal cash dividend, (i) the number and class of securities available under the 2010 Incentive Plan, (ii) the per-participant limit and the ISO limit, (iii) the number and class of securities and exercise price per share subject to each outstanding option, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the terms of each other outstanding Award will be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board determines, in good faith, that such an adjustment or substitution is necessary and appropriate.

Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board will upon written notice to the participants provide that all then unexercised options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the 2010 Incentive Plan at the time of the grant of such Award.

Acquisition Event or Change in Control Event. In the event of an Acquisition Event (as defined in the 2010 Incentive Plan) or the execution by the Company of any agreement with respect to an Acquisition Event, the Board may provide for outstanding stock options to be assumed or substituted for by the acquiring or succeeding corporation. However, if the acquiring or succeeding corporation does not agree to assume, or substitute for, such options, then the Board will provide that all options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the participants before the consummation of such Acquisition Event. In addition, upon the occurrence of an Acquisition Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property into or for which the Common Stock was converted or exchanged pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. The Board will specify the effect of an Acquisition Event on any other stock-based Award granted under the 2010 Incentive Plan at the time of the grant of such Award.

If there is a Change in Control Event (as defined in the 2010 Incentive Plan), or if the Acquisition Event also constitutes a Change in Control Event, and if within one year of the Change in Control Event, a participant’s employment or service with the Company or the acquiring or succeeding corporation is terminated for Good Reason (as defined in the 2010 Incentive Plan) by the participant or is terminated without Cause (as defined in the 2010 Incentive Plan) by the Company or the acquiring or succeeding corporation, then the assumed or substituted options or other stock-based Awards will be immediately exercisable in full or free from restrictions, as the case may be.

Tax Matters

Incentive Stock Options. In general, taxable income is recognized with respect to an ISO only upon the sale of Common Stock acquired through the exercise of the ISO (“ISO Stock”) and not in connection with its grant or exercise. However, the exercise of an ISO may subject the participant to the alternative minimum tax. The tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for the greater of (a) two years from the date the option was granted, and (b) one year from the date the option was exercised, then the participant will recognize a long-term capital gain in an amount equal to the excess of the amount realized by the participant on the sale price of the ISO Stock over the exercise price. If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the grant date and one year from the exercise date (a “Disqualifying Disposition”), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. Any capital gain realized by the participant from the sale of ISO Stock will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale. If a participant sells ISO stock for less than the exercise price, then the participant will recognize a capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

Nonstatutory Stock Options. As with ISOs, the grant of NSOs with an exercise price per share that is at least equal to the fair market value of a share of Common Stock on the date of grant does not result in the recognition of taxable income to the participant. The exercise of an NSO results in the recognition of ordinary income to the participant in the amount by which the fair market value of the Common Stock acquired through the exercise of the NSO (“NSO Stock”) on the exercise date exceeds the exercise price. Because of this tax consequence, NSOs are typically exercised simultaneously with the sale of the NSO Stock. If the NSO stock is not sold upon exercise, the participant acquires a tax basis in the NSO Stock equal to the effective fair market value of the stock on the day of exercise (i.e., the exercise price plus any income recognized upon the exercise of the option). The sale of NSO Stock generally will result in the recognition of a capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant’s tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale and any such capital gain may be eligible for the lower capital gains rate if held for more than a year.

Notwithstanding the above, in the case of an award of an in-the-money NSO (an NSO with a below-fair market value exercise price on the date of grant), this will be deemed to result in a deferral of compensation for purposes of Section 409A of the Code. Non-compliance with Section 409A can result in the imposition of income tax and penalties on a participant at the time of grant of the option or upon later vesting.

Federal Income Tax Consequences to the Company in Connection with Stock Options. The grant and exercise of ISOs and NSOs generally have no direct tax consequences to the Company. The Company generally will be entitled to a compensation deduction with respect to any ordinary income recognized by a participant, including income that results from the exercise of a NSO or a Disqualifying Disposition of an ISO. Any such deduction will be subject to the limitations of Section 162(m) of the Code. The Company has a statutory obligation to withhold appropriate income taxes from the ordinary income that is realized from the exercise of NSOs by employees.

Restricted Stock Awards and Stock Bonuses. Restricted stock awards and stock bonuses generally have the following federal income tax consequences.

Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to specified types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to repurchase options or who are subject to Section 16(b) of the Exchange Act.

Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to specified “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with regulations issued under Section 162(m) (the “Treasury Regulations”), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

Restricted stock awards and stock bonus awards will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount—or formula used to calculate the amount—payable upon attainment of the performance goal).

The foregoing is only a summary of the effect of federal income taxation upon a participant and the Company with respect to awards granted under the plan. It does not purport to be complete and does not discuss the tax consequences arising in the event of a participant’s death or the income tax laws of the municipality, state or foreign country under which the participant’s income may be taxable.

New Plan Benefits

The Company has a policy regarding annual grants of restricted stock to non-employee directors, which is described in more detail under the caption “Executive Compensation—Compensation of Directors.” If the 2010 Incentive Plan is approved by the stockholders, this policy will continue and the restricted stock awards will be made under the new plan. If the 2010 Incentive Plan is not adopted, the Board may reconsider this policy or may provide that the grants will be made outside a formal stock incentive plan.

Awards of other stock options, restricted stock Awards and other stock-based Awards made to eligible participants under the 2010 Incentive Plan are subject to the discretion of the Board or the committee and, therefore, are not determinable at this time. Each grant of an NSO and/or ISO will be made with an exercise price equal to or greater than Fair Market Value on the date of grant. Prices and consideration for restricted stock Awards will be as determined by the Board. The value of each such grant and Award may depend on the market value of the Common Stock on the day of exercise and therefore cannot be determined or estimated at this time. The market value of the Common Stock on July 20, 2009 was $8.58 per share.

Approval of the adoption of the 2010 Incentive Plan requires the affirmative vote of the holders of shares of Common stock representing a majority of the votes cast on the matter. Abstentions and broker non-votes will not be counted as shares voting on such matter and accordingly will have no effect on the approval of this Proposal Two.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE

ADOPTION OF THE 2010 INCENTIVE PLAN.

PROPOSAL 3—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE

OPNET TECHNOLOGIES, INC. 2000 EMPLOYEE STOCK PURCHASE PLAN

Our stockholders are being asked to approve the amendment and restatement of the OPNET Technologies, Inc. 2000 Employee Stock Purchase Plan (the “ESPP”). The purpose of the ESPP is to provide our eligible employees and eligible employees of any of our subsidiaries designated by our Board of Directors (each a “Designated Subsidiary”) the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase plan under Section 423 of the Code. On May 20, 2009, our Board adopted the amendment and restatement of the ESPP in order to:

•	increase the number of shares of Common Stock available for issuance under the ESPP from 820,000 shares to 3,070,000 shares;

•	provide for the automatic increase of the number of shares available for issuance under the ESPP each year for a period of five years beginning on February 1, 2011; and

•

enable the Board (or a committee designated by the Board) to establish a maximum number of shares of Common Stock that may be purchased in the aggregate by all eligible employees during any such offering period under the ESPP.

The ESPP was adopted by our Board in March 2000 and became effective in June 2000 in connection with the initial public offering of our Common Stock. The ESPP was amended by our Board in October 2002 to expand eligibility in the ESPP by reducing from five to three the number of months the person was required to have been employed by us or a Designated Subsidiary in a calendar year prior to enrolling in the ESPP. The ESPP was further amended by our Board in December 2005 to change the day on which offerings to employees to purchase stock under the ESPP begins from January 1 to February 1 and from July 1 to August 1, or the first business day thereafter. In July 2008, our stockholders approved an amendment to the ESPP that increased the maximum number of shares of Common Stock authorized for issuance under the ESPP by 200,000 shares, from 450,000 shares to 650,000 shares. In July 2009, our stockholders approved an amendment to the ESPP that increased the maximum number of shares of Common Stock authorized for issuance under the ESPP by 170,000 shares, from 650,000 shares to 820,000 shares. As of July 20, 2009, an aggregate of 587,808 shares of our Common Stock had been issued under the ESPP and 232,192 shares of Common Stock remain available for future issuance under the ESPP. On May 20, 2009, our Board adopted the amendment to the ESPP which is the subject of this Proposal 3, subject to the approval of such amendment by our stockholders.

The following is a summary of the material terms and provisions of the ESPP and a general description of the U.S. Federal income tax treatment applicable to the receipt of stock purchases under such plan. The summary, however, does not purport to be a complete description of all the provisions of the ESPP. A complete copy of the ESPP, restated to reflect the prior amendments described above and the amendments proposed herein, is attached hereto as Exhibit B. This summary is subject to and qualified in its entirety by reference to the full text of the ESPP as set forth in such exhibit. In the event that Proposal 3 is approved by stockholders, the amendments and restatement will take effect on February 1, 2010.

Purpose

The purpose of the ESPP is to provide all our eligible employees and employees of our Designated Subsidiaries with an opportunity to purchase our Common Stock through payroll deductions, to assist us and our affiliates in retaining the services of our employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of us and our affiliates. As of July 20, 2009, 156 of our 517 eligible employees and employees of Designated Subsidiaries were participating in the ESPP for the plan period ending July 31, 2009.

The options to purchase Common Stock granted under the ESPP are intended to qualify as options granted under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.

Administration

The Board administers the ESPP and has the final power to construe and interpret both the ESPP and the options granted under it. The Board has the power, subject to the provisions of the ESPP, to determine when and how options to purchase our Common Stock will be granted, the provisions of each offering of such options (which need not be identical), and whether employees of any of our subsidiaries will be eligible to participate in the ESPP. The Board has the power to delegate administration of the ESPP to a committee appointed by the Board.

Stock Subject to ESPP

Currently, an aggregate of 820,000 shares of Common Stock are reserved for issuance under the ESPP. Subject to the approval of this Proposal 3, an additional 750,000 shares of Common Stock will be available for issuance. In addition, subject to the approval of this Proposal 3, the ESPP will provide for an automatic increase on February 1 of each year, starting with the February 1, 2011 Plan Period (as defined below) and with the last such increase occurring on the Plan Period that begins on February 1, 2015, in an amount equal to the lesser of:

•

the average number of shares of Common Stock purchased under the ESPP during the last two Plan Periods immediately preceding the applicable February 1 date (the “Average Shares”), plus an additional number of shares equal to 5% of the Average Shares;

•	300,000 shares; or

•	a lesser number or no increase as determined by the Board prior to the effective date of any such annual increase.

Accordingly, subject to the approval of this Proposal 3, an aggregate of 3,070,000 shares of Common Stock will be reserved for issuance under the ESPP.

Offerings

The ESPP is implemented by offerings of options to all eligible employees from time to time by the Board. The maximum length for an offering under the ESPP is twelve months. Currently, under the ESPP, each offering begins on February 1 or August 1 or the first business day thereafter (the “Offering Commencement Date”) and is six months long (referred to in the ESPP as the “Plan Period”).

Eligibility

Any person who is customarily employed for at least 20 hours per week and for at least three months per calendar year by us or a Designated Subsidiary on the first day of an offering is eligible to participate in that offering, provided that such employee has been employed by us or a Designated Subsidiary for at least three months prior to enrolling in the offering, and is an employee of ours or a Designated Subsidiary on the first day of the offering, as applicable.

However, no employee is eligible to participate in an offering under the ESPP if, immediately after the grant of an option, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of either our stock or of any of our subsidiaries, including any stock which such employee has a contractual right to purchase. Currently, Marc A. Cohen, our chief executive officer, and Alain J. Cohen, our president and chief technology officer, are ineligible to participate in the ESPP because each owns stock possessing more than 5% of the total combined voting power or value of our Common Stock. In addition, no employee may be granted an option under the ESPP to purchase more than $25,000 worth of Common Stock, determined at the fair market value of the stock at the Offering Commencement Date, under all of our employee stock purchase plans, including any plans our subsidiaries may have, in any calendar year. We and our subsidiaries do not currently have any stock purchase plans other than the ESPP.

Participation in the ESPP

Eligible employees enroll in an offering under the ESPP by delivering to the employee’s appropriate payroll office, at least 15 days prior to the applicable Offering Commencement Date, a completed form authorizing a regular payroll deduction of up to 10% of such employee’s compensation, as defined in the ESPP, during the Plan Period. Unless the employee files a new form or withdraws from offerings under the ESPP, the employee’s deductions and purchases will continue at the same rate for future offerings under the ESPP.

Purchase Price

The purchase price per share at which shares of Common Stock are sold in an offering under the ESPP is equal to the lesser of (i) 85% of the closing price of a share of Common Stock on the Offering Commencement Date or (ii) 85% of the closing price of a share of Common Stock on the last business day of the Plan Period (the “Exercise Date”).

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares is accumulated by payroll deductions over the course of the Plan Period. At any time during the offering, a participant may reduce or terminate his or her payroll deductions one time, by filing a payroll deduction authorization form. A participant may not increase such payroll deductions after the beginning of a Plan Period. All payroll deductions made for a participant are credited to his or her account under the ESPP and may be deposited with our general funds.

Purchase of Stock

By completing and delivering a payroll deduction authorization form, the employee is entitled to purchase shares under the ESPP. In connection with offerings made under the ESPP, the ESPP specifies a maximum number of shares of Common Stock an employee may be granted the option to purchase as the number of whole shares of Common Stock that does not exceed the number of shares determined by dividing (i) the product of $2,083 multiplied by the number of full months in the Plan Period by (ii) the closing price on the Offering Commencement Date of the Plan Period. In addition, beginning with the Offering (as defined in the ESPP) commencing on February 1, 2010 and each subsequent offering, the Board, or a committee designated by the Board, may establish a maximum number of shares of Common Stock that may be purchased in the aggregate on any single Exercise Date by all eligible employees during any such offering. If the aggregate number of shares to be purchased upon exercise of options granted in the offering would exceed the maximum aggregate number of shares of Common Stock available, the Board would make a pro rata allocation of available shares. Unless the employee’s participation is discontinued, his or her option to purchase shares is exercised automatically on the last business day of the Plan Period at the applicable price. See “Withdrawal” below for further detail.

Withdrawal

While each participant in the ESPP is required to sign a form authorizing payroll deductions, the participant may withdraw from a given offering and permanently draw out the balance accumulated in the employee’s payroll deduction account. Such withdrawal may be completed at any time prior to the close of business on the last business day of the Plan Period. Partial withdrawals are not permitted. The employee is not entitled to again participate in that offering. However, an employee’s withdrawal from an offering will not have any effect upon such employee’s eligibility to participate in subsequent offerings under the ESPP. The employee may participate in any subsequent offering in accordance with the terms and conditions established by the Board.

Termination of Employment

Options granted pursuant to any offering under the ESPP terminate immediately upon cessation of an employee’s employment for any reason, and we will distribute to such employee a payment equal to the accumulated balance of the employee’s payroll deduction account at that time.

Restrictions on Transfer

Options granted under the ESPP are restricted as to transferability. Generally, options only may be transferred by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee.

Adjustment Provisions

Transactions resulting in the subdivision of outstanding shares of Common Stock or the payment of a dividend in Common Stock, such as a stock dividend or stock split, may change the number of shares of Common Stock subject to the ESPP and to outstanding options. In that event, the maximum number of shares subject to the ESPP and the outstanding options granted under the ESPP will be appropriately adjusted and such other adjustments will be made as the Board may deem equitable. In the event of any other change affecting the Common Stock, such adjustment shall be made as the Board may deem equitable to give proper effect to such event.

Effect of Certain Corporate Transactions

In the event that we merge or consolidate with another corporation and the holders of our capital stock immediately prior to the merger or consolidation continue to hold stock representing at least 80% of the voting power of the surviving corporation (referred to in the ESPP as “Continuity of Control”), the holder of each outstanding option will be entitled to exercise the option at the next exercise date and will receive, as to each share subject to the option, securities or property which a holder of one share of our Common Stock was entitled to receive at the time of the merger or consolidation, subject to such adjustments under the ESPP as the Board deems equitable.

In the event that we merge or consolidate with or into another corporation and following such transaction there is not Continuity of Control, or we sell all or substantially all of our assets, then (a) subject to the provisions of clauses (b) and (c) below, after the effective date of such transaction, the holder of each outstanding option will be entitled to exercise the option and receive shares of our Common Stock or shares of stock or other securities as the holders of shares of our Common Stock received pursuant to the terms of such transaction; (b) our Board may cancel all outstanding options as of a date prior to the effective date of any such transaction and we will pay out all accumulated payroll deductions to the participants; or (c) our Board may cancel all outstanding options as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an option, and each holder of an option may exercise such option to purchase shares of our Common Stock prior to the transaction as of a date determined by our Board under the ESPP.

Duration, Amendment and Termination

The Board may terminate the ESPP at any time. Any amendment to the ESPP must be approved by the stockholders within 12 months of its adoption by the Board if the amendment is necessary for the ESPP to satisfy Section 423 of the Code.

Federal Income Tax Information

Options granted under the ESPP are intended to qualify for favorable federal income tax treatment associated with options granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the price at which the participant purchased the stock or (ii) the excess of the fair market value of the stock as of the beginning of the Offering Commencement Date over the exercise price, determined as of the Offering Commencement Date, will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the price at which the participant purchased the stock will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

There are no federal income tax consequences to us by reason of the grant or exercise of options under the ESPP. We are generally entitled to a deduction to the extent amounts are taxed as ordinary income to a participant, subject to the requirement of reasonableness and the satisfaction of tax reporting obligations.

Stock Issuances

The table below shows, as to each of our executive officers named in the Summary Compensation Table of this Proxy Statement and the various indicated individuals and groups, the number of shares of Common Stock purchased under the ESPP between June 30, 2000, the effective date of the ESPP, and January 31, 2009, the last purchase date.

ESPP Transactions

Name	Title	Number of Purchased Shares
Marc A. Cohen (1)	Chairman and Chief Executive Officer	—
Alain J. Cohen (1)	President, Chief Technology Officer and Director	—
Mel F. Wesley	Vice President and Chief Financial Officer	6,604
All current executive officers as a group (3 persons)		6,604
All employees, including ex-employees, as a group		587,808

(1)	Owns more than 5% of the total combined voting power or value of our Common Stock and is thus not eligible to participate in the ESPP.

New Plan Benefits

No purchase rights will be granted and no shares of Common Stock will be issued under the ESPP on the basis of the 2,250,000 share increase for which stockholder approval is sought under this Proposal 3, unless such stockholder approval is obtained.

Required Vote

The affirmative vote of the holders of shares of Common Stock representing a majority of the votes cast on the matter is required for approval of the amendment and restatement of the ESPP. Should such stockholder approval not be obtained, then the proposed amendments to the ESPP will not be implemented.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE ESPP.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information about the securities authorized for issuance under the Company’s equity compensation plans as of March 31, 2009:

Equity Compensation Plan Information

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights ($)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (1)
Equity compensation plans approved by security holders	2,556,723	10.89	2,213,208	(2)
Equity compensation plans not approved by security holders	—	—	—

Total	2,556,723	10.89	2,213,208

(1)	In addition to being available for future issuance upon exercise of options that may be granted after March 31, 2009, all of the remaining 2,151,016 shares under the 2000 Incentive Plan may instead be issued in the form of restricted stock, stock appreciation rights or other stock-based awards.

(2)	Includes 62,192 shares issuable under the ESPP, including shares issuable in connection with the current offering period which ends on July 31, 2009. Also includes 2,151,016 shares issuable under the 2000 Incentive Plan. Under the 2000 Incentive Plan, the number of shares available for issuance automatically increases on the first trading day of each calendar year by an amount equal to 3% of the shares of Common Stock outstanding on the last trading day of the preceding calendar year, not to exceed an annual increase of 1,000,000 shares, or a lesser amount determined by the Board. The Board did not approve any increase in shares for issuance on the first trading day of calendar year 2009.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Finn, Kaiser, and Stasior. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

Report of the Compensation Committee of the Board of Directors

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended March 31, 2009.

By the Compensation Committee of the Board of Directors.

Steven G. Finn

Ronald W. Kaiser

William F. Stasior

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis relates to our executive compensation program for the fiscal year ended March 31, 2009.

Compensation Philosophy

The goals of the Board and the Compensation Committee with respect to executive compensation are to align compensation with business objectives and performance, to enable us to attract, retain and reward executive officers and other key employees who contribute to our long-term success, and to establish an appropriate relationship between executive compensation and the creation of long-term stockholder value. To meet these goals, the Compensation Committee has adopted a mix among the compensation elements of salary, cash bonus and stock options.

The Board and the Compensation Committee also believe that the compensation of the Chief Executive Officer and the other executive officers should be based to a substantial extent on our performance and adjusted, as appropriate, based on the executive officer’s performance against personal performance objectives. Generally, when establishing salaries, bonus levels and stock awards for executive officers, the Compensation Committee considers: (i) our financial performance during the past year and recent quarters, (ii) the individual’s performance during the past year and recent quarters and (iii) the salaries of executive officers in similar positions of companies of comparable size and capitalization and other companies within the network and application performance management software industry.

We have not retained a compensation consultant to review our policies and procedures relating to executive compensation and we have not formally benchmarked our compensation to that of other companies. The Compensation Committee does, however, informally consider competitive market practices by speaking to recruitment agencies and reviewing publicly available information relating to compensation of executives at other companies in our industry.

Compensation Components

The four major components of our executive officer compensation program are (i) base salary, (ii) annual incentive awards in the form of discretionary cash bonuses, (iii) long-term, equity-based incentive awards, and (iv) employee benefits, such as 401(k) matching payments and health and life insurance.

We have not currently adopted any formal or informal policy for allocating compensation between long-term and short-term compensation or between cash and non-cash compensation. We view each of the elements of our compensation program as related but distinct. Our decisions about each individual element do not necessarily affect the decisions we make about other elements. For example, we do not believe that significant compensation derived from one element of compensation should necessarily negate or reduce compensation from other elements.

Base Salary. The Compensation Committee meets periodically to set the base salary levels of our executive officers. Effective April 2008, the Compensation Committee increased Marc Cohen’s and Alain Cohen’s annual base salaries to $325,000. Effective April 2008, the Compensation Committee increased Mel Wesley’s annual base salary to $220,000. When reviewing base salaries the Compensation Committee considered individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge, and competitive pay practices. The Compensation Committee recognizes the importance of maintaining compensation practices and levels of compensation competitive with other software companies in our industry and anticipates reviewing compensation packages at least annually.

Discretionary Cash Bonus. The Compensation Committee has the authority to award discretionary cash bonuses to our executives from time to time. Our cash bonus program is designed to motivate executives to work effectively to achieve our financial performance objectives and to reward them when objectives are met. The Compensation Committee did not award any cash bonuses to our executives in fiscal 2009.

Equity-Based Incentive Compensation. We established our 2000 Incentive Plan to provide all employees, including executive officers, with an opportunity to share, along with our stockholders, in the long-term performance of our company. The Compensation Committee believes that a primary goal of the compensation program is to provide key employees who have significant responsibility for the management, growth and future success of our company with the opportunity to participate in the financial gain from price increases in our Common Stock. In addition, the vesting feature of our equity grants should further our goal of executive retention because this feature provides an incentive to our executives to remain in our employ during the vesting period.

Executives are eligible to receive stock options giving them the right to purchase shares of Common Stock in the future at a price equal to the fair market value at the date of grant. Historically, our equity awards have typically taken the form of stock options. Executives are also eligible to receive grants of restricted stock, and we have begun in recent periods to rely much more significantly on restricted stock grants in lieu of stock options. We typically grant restricted stock awards at no cost to the executive. Because the shares have a built-in value at the time the restricted stock grants are made, we generally grant significantly fewer shares of restricted stock than the number of stock options we would grant for a similar purpose.

We did not grant options to any executive officer during fiscal 2009. During fiscal 2007, we implemented a new incentive program whereby we make discretionary quarterly grants of restricted stock to our executives and other key employees. Under this program, following the end of each quarter, the Compensation Committee establishes a bonus pool, denominated in dollars, based primarily on our financial performance for the prior quarter, particularly revenue, and on other factors. The size of this bonus pool for each quarter, and whether to have a bonus pool at all, are entirely in the discretion of the Compensation Committee. If a bonus pool is established, our Chief Executive Officer recommends its allocation among the executives and other key employees, based primarily on his subjective judgment about the performance of each of them, and submits that recommendation to the Compensation Committee. The Compensation Committee determines the final allocation of the bonus pool among the executives and other key employees, thereby determining a dollar-denominated bonus for each. These dollar-denominated bonuses are subsequently translated into a number of shares of restricted stock based on the closing price of our Common Stock as reported on the Nasdaq Global Select Market on the third trading day following our quarterly earnings release, which is also the date of the actual restricted stock grant. During fiscal 2009, we granted 4,276 shares of restricted stock to Marc Cohen, 4,276 shares to Alain Cohen and 1,558 shares to Mel Wesley under this program. These shares were granted at various times during fiscal 2009.

Each of these grants vests as to one-third of the shares on each of the second, third and fourth anniversaries of the grant date. If the executive ceases to be an employee, officer or director of, or consultant or advisor to, us or a parent or subsidiary of ours, any shares that are not then vested are subject to forfeiture without payment to the executive. In the event we experience a change-of-control event, as specified in the Incentive Plan, these grants automatically become vested in full.

We currently have a policy of granting equity awards on the third trading day following our earnings release in each quarter. In the case of stock options, we establish the exercise price based on the closing price of our Common Stock as reported on the Nasdaq Global Select Market on the grant date. Likewise, in the case of restricted stock, if the number of shares is being determined on the basis of a dollar-denominated bonus as described above, we translate the dollar-denominated bonus into a number of shares of Common Stock in the same manner.

We do not have any equity ownership guidelines for our executive officers.

Our 2000 Incentive Plan expires in March 2010. If our stockholders approve the adoption of the 2010 Incentive Plan, it will become effective on January 1, 2010 and we will not thereafter make any additional grants under the 2000 Incentive Plan. If our stockholders do not approve the adoption of the 2010 Incentive Plan, we will no longer have a stockholder approved equity incentive plan after March 2010 and our Compensation Committee would need to reassess our philosophy and practices regarding equity-based incentive compensation.

Employee Benefits. Our executives are eligible to participate in the same medical, dental, life, disability and accident insurance programs that are available to all of our U.S.-based employees. The executives are also eligible to participate in our 401(k) savings plans on the same terms as all of our U.S.-based employees. Our 401(k) savings plan provides a company match of up to 3% of cash compensation corresponding to one-half the amount contributed by the participant. We offer no deferred compensation plan, no traditional pension plan, and no company-paid retiree benefits.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1.0 million paid to the company’s chief executive officer and four other most highly compensated officers. Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. The Compensation Committee periodically reviews the potential consequences of Section 162(m) and may structure the performance-based portion of its executive compensation to comply with certain exemptions in Section 162(m). However, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) when the Compensation Committee believes that such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions or the officer’s performance.

Executive Compensation

Summary Compensation Table

The following table sets forth summary information concerning the total compensation awarded to, paid to or earned by each of our executive officers in each of the last three fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1)($)	Option Awards (1)($)	All Other Compensation (2)($)	Total ($)
				Restricted Stock	Stock Options
Marc A. Cohen	2009	325,000	—	57,396	—	3,000	385,396
Chief Executive Officer	2008	300,000	—	48,689	—	3,000	351,689
	2007	300,000	—	26,990	154	3,000	330,144

Alain J. Cohen	2009	325,000	—	57,396	—	—	382,396
President and Chief Technology Officer	2008	300,000	—	48,689	—	—	348,689
	2007	300,000	—	26,990	—	—	326,990

Mel F. Wesley	2009	220,000	—	52,393	—	3,375	275,768
Chief Financial Officer	2008	190,000	—	36,792	20,134	3,225	250,151
	2007	170,250	10,000	24,330	20,134	3,000	227,714

(1)	This column reflects the amount we recorded as stock-based compensation in our financial statements for the respective fiscal year in connection with restricted stock and stock option grants, including grants from prior years. The assumptions we used in determining stock based compensation are described under the caption “Stock-Based Compensation” in Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2009 filed with the SEC. Unlike the amount reflected in our consolidated financial statements, however, the amounts shown above do not reflect any estimate of forfeitures related to service-based vesting. Instead, it assumes that the executive will perform the requisite service to vest in the award.

(2)	Represents matching contributions under our 401(k) plan.

Grants of Plan-Based Awards

The following table sets forth summary information regarding all grants of plan-based awards made to our executive officers for the fiscal year ended March 31, 2009.

Name	Grant Date	Approval Date (1)	All Other Stock Awards: Number of Shares of Stock (2)	Grant Date Fair Value of Stock Award (3)($)
Marc A. Cohen	8/7/08	8/6/08	1,892	21,550
	2/6/09	1/22/09	2,384	20,836

Alain J. Cohen	8/7/08	8/6/08	1,892	21,550
	2/6/09	1/22/09	2,384	20,836

Mel F. Wesley	8/7/08	8/6/08	605	6,891
	2/6/09	1/22/09	953	8,329

(1)	Reflects the date on which the grant was approved by the Compensation Committee.

(2)	Reflects grants of restricted stock at no cost to the executive.

(3)	This column reflects the total amount we will record as stock-based compensation in our financial statements in connection with the respective restricted stock grant over the entire four-year vesting period of the grant. The assumptions we used in determining stock based compensation are described under the caption “Stock-Based Compensation” in Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2009 filed with the SEC.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth summary information regarding the outstanding equity awards at March 31, 2009 held by each of our executive officers. All of these awards were granted under the 2000 Incentive Plan.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (2)	Market Value of Shares of Stock That Have Not Vested (3)($)
	Exercisable	Unexercisable (1)
Marc A. Cohen	41,676	—	12.00	6/29/10
	33,324	—	13.20	6/29/10
	100,000	—	10.59	7/24/11
	50,000	—	5.85	8/8/12
	48,000	—	11.75	10/22/13	16,439	142,526

Alain J. Cohen	41,676	—	12.00	6/29/10
	33,324	—	13.20	6/29/10	16,439	142,526

Mel F. Wesley	10,000	—	11.56	7/8/14	15,929	138,104

(1)	Unexercised option grants vest evenly on an annual basis over four years, starting one year after grant date.

(2)	Unexercised restricted stock grants vest evenly over four years, starting two years after grant date.

(3)	Based on a value of $8.67 per share, the closing price of our Common Stock as reported on the Nasdaq Global Select Market on March 31, 2009, the last trading day during fiscal 2009.

Option Exercises and Vested Stock

The following table summarizes the vesting of stock awards for each of our executive officers for the fiscal year ended March 31, 2009. None of our executives exercised stock options during fiscal 2009.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(1)
Marc A. Cohen	4,697	42,825
Alain J. Cohen	4,697	42,825
Mel F. Wesley	3,693	32,812

(1)	Based on the closing price of our Common Stock on the Nasdaq Global Select Market on the vesting date or, if the vesting date was not a trading date, on the last trading date prior thereto.

Employment Agreements

None of our executive officers have employment agreements with us.

Marc Cohen and Alain Cohen each entered into a non-compete agreement with us on September 30, 1997. Under the agreements, Marc Cohen and Alain Cohen each agreed not to compete with us during the term of his employment and, in the event that his employment with us is terminated either at his voluntary election or by us for good cause, for a period of 12 months thereafter. In addition, Marc Cohen and Alain Cohen each agreed not to solicit our employees or customers on behalf of any competitor during the same period. Further, Marc Cohen and Alain Cohen each agreed to protect our confidential information during his employment, except as appropriate in the performance of his duties, and after the termination of his employment.

We have also entered into a nondisclosure, non-compete, nonsolicitation and ownership of inventions agreement with Mr. Wesley, under which he has agreed to protect our confidential information during and after the termination of his employment, and not to compete with us during the term of his employment and for 12 months after termination of his employment, regardless of the cause.

Potential Payments Upon Termination or Change of Control

None of our executives have any arrangement that provides for severance payments. None of our executives is entitled to payment of any benefits upon a change in control of our company, except that any unused vacation balance is paid out and our 2000 Incentive Plan provides that in connection with a change in control, all unvested stock options and restricted stock will become fully vested.

Compensation of Directors

Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board or its committees. We pay non-employee directors an annual retainer of $20,000 and a fee of $1,000 per day for attending meetings of the Board or its committees in person or by telephone. No director who is also an employee receives separate compensation for services rendered as a director.

We have a policy that each non-employee director will receive an annual grant of 3,000 restricted shares of Common Stock. The restricted shares of Common Stock will be granted on the date of the annual meeting of stockholders to each of our non-employee directors who is serving as a director immediately after that meeting, and will be fully vested on the date of the next annual meeting of stockholders, provided he or she is serving as a director immediately prior to such meeting. In addition, each person who becomes a non-employee director other than pursuant to election at an annual meeting of stockholders will be granted a number of restricted shares of Common Stock on the date of his or her election to the Board calculated by multiplying 250 by the number of full calendar months remaining from the date of his or her initial election to the Board until the first anniversary of the prior year’s annual meeting of stockholders.

Director Compensation Table

The following table sets forth information regarding the compensation of our directors for fiscal 2009. Our executive officers who also served as directors are not included in this table because they were not separately compensated for their service as directors.

Director	Fees Earned or Paid in Cash ($)	Stock Awards (1)($)	Grant Date Fair Value ($/sh)	Total ($)
Steven G. Finn	29,000	41,640	13.88	70,640
Ronald W. Kaiser	29,000	41,640	13.88	70,640
William F. Stasior	29,000	41,640	13.88	70,640

(1)	We granted 3,000 shares of restricted stock to each of our directors on September 9, 2008. This column reflects the amount we recorded as stock-based compensation in our financial statements for the respective fiscal year in connection with restricted stock and stock option grants. The assumptions we used in determining stock based compensation are described under the caption “Stock-Based Compensation” in Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2009 filed with the SEC. Unlike the amount reflected in our consolidated financial statements, however, the amounts shown above do not reflect any estimate of forfeitures related to service-based vesting. Instead, it assumes that the director will perform the requisite service to vest in the award.

The table below shows the aggregate numbers of stock awards and option awards outstanding for each non-employee director as of March 31, 2009.

Director	Number of Stock Awards Outstanding as of March 31, 2009	Number of Option Awards Outstanding as of March 31, 2009
Steven G. Finn	3,000	90,000
Ronald W. Kaiser	3,000	45,000
William F. Stasior	3,000	90,000

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Mr. Finn, Chairman, and Messrs. Kaiser and Stasior. None of our executive officers have served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as our director or a member of our Compensation Committee.

Report of the Audit Committee of the Board of Directors

The Audit Committee reviewed the Company’s audited financial statements for fiscal 2009 and discussed these financial statements with the Company’s management. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, with Deloitte & Touche LLP, the Company’s independent registered public accounting firm.

The Company’s independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence). The Audit Committee discussed with the independent registered public accounting firm the matters disclosed in this letter and their independence from the Company. The Audit Committee also considered whether the independent registered public accounting firm’s provision of the other, non-audit related services to the Company which are referred to under the heading “Independent Auditor Fees and Related Matters” is compatible with maintaining such auditors’ independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2009.

By the Audit Committee of the Board of Directors.

Steven G. Finn

Ronald W. Kaiser

William F. Stasior

Independent Registered Public Accounting Firm Fees and Other Matters

The following table sets forth aggregate fees billed by our Independent Registered Public Accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”), for fiscal 2009 and fiscal 2008.

	Fiscal 2009 ($)	Fiscal 2008 ($)
Audit Fees (1)	862,000	1,251,000
Tax Compliance Fees (2)	342,000	258,000
Tax Advisory Fees (3)	45,000	162,000

Total Fees	1,249,000	1,671,000

(1)	Audit fees include services rendered for the audit of our annual financial statements, reviews of our quarterly financial statements, international statutory audits, and other fees related to our SEC filings and other accounting consultations.

(2)	Tax compliance fees include services related to the preparation of the U.S. federal tax returns, tax returns in overseas countries in which we do business and various state and local tax returns.

(3)	Tax advisory fees include services related to tax examination assistance, tax research and tax planning services in the countries in which we do business.

The Audit Committee of the Board has considered whether the provision by Deloitte of the non-audit services listed above is compatible with maintaining Deloitte’s independence. The Audit Committee has determined that the rendering of the services other than audit services by Deloitte is compatible with maintaining the principal accountant’s independence.

All services and fees described above were approved by the Audit Committee.

The Audit Committee has selected Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2010. Representatives of Deloitte are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services, and may be subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval policy, and the related amounts of fees for services performed. The Audit Committee may also pre-approve particular services on a case-by-case basis.

TRANSACTIONS WITH RELATED PERSONS

Related-Person Transactions Policy and Procedures

In September 2004, our Audit Committee adopted a written Related Person Transactions Policy which requires the Audit Committee to review all related party transactions (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K of the Securities Act of 1933) on an ongoing basis, and all such transactions must be approved by the Audit Committee. Since January 2006, our policy has required that each fiscal quarter we obtain a list of stockholders with an interest of 5% or greater in the Company and determine whether we have had any transactions with anyone on the list. We also consult with each member of the Board each fiscal quarter to determine if there have been any related person transactions or whether any related-person transactions are currently pending.

Related-Person Transactions

During the fiscal year ended March 31, 2009 we did not participate in any transaction with a related person in which the amount involved exceeded $120,000 and in which the related person had or will have a direct or indirect material interest.

No such transactions are currently proposed.

OTHER MATTERS

The Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other stockholder meeting materials with respect to two or more stockholders sharing the same address by delivering a single copy of the Notice of Internet Availability of Proxy Materials or other stockholder meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

If you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice, please notify your broker. We will promptly deliver a separate copy of the document to you if you call or write to us at the following address or telephone number: OPNET Technologies, Inc., 7255 Woodmont Avenue, Bethesda, Maryland, telephone: (240) 497-3000, Attention: Investor Relations. Stockholders who currently receive multiple copies of the Notice at their addresses and would like to request “householding” of their communications should contact their brokers, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

To be considered for inclusion in the proxy statement for the 2010 Annual Meeting, stockholder proposals must be submitted to the Secretary of the Company at its principal executive offices at 7255 Woodmont Avenue, Bethesda, Maryland 20814, no later than the close of business on March 31, 2010.

If a stockholder of the Company wishes to present a proposal directly at the 2010 Annual Meeting, but does not wish to have the proposal considered for inclusion in the proxy statement, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice not less than 60 days nor more than 90 days prior to the first anniversary of the 2009 Annual Meeting; provided that, in the event that the date of the 2010 Annual Meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2009 Annual Meeting, notice by the stockholder must be received not earlier than the 90th day prior to the 2010 Annual Meeting and not later than the close of business on the later of (i) the 60th day prior to the 2010 Annual Meeting and (ii) the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a stockholder fails to provide timely notice of a proposal to be presented at the 2010 Annual Meeting, the proxies designated by the Board of the Company will have discretionary authority to vote on any such proposal. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Stockholders wishing to propose director candidates for consideration by the stockholders at the 2010 annual meeting of stockholders may do so by writing to the Secretary of the Company and providing the information specified in the Company’s Bylaws, including the candidate’s name, address and principal occupation. The Company’s Bylaws set forth further requirements for stockholders wishing to nominate director candidates for consideration by stockholders including, among other things, that a stockholder must give written notice of an intent to make such a nomination complying with the Bylaws of the Company to the Secretary of the Company received not less than 60 days nor more than 90 days prior to the first anniversary of the 2009 Annual Meeting; provided that, in the event that the date of the 2009 Annual Meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2009 Annual Meeting, notice by the stockholder must be received not earlier than the 90th day prior to the 2010 Annual Meeting and not later than the close of business on the later of (i) the 60th day prior to the 2010 Annual Meeting and (ii) the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first.

By Order of the Board of Directors,

/S/ MARC A. COHEN
Marc A. Cohen Chairman of the Board, Chief Executive Officer and Secretary

Bethesda, Maryland

July 29, 2009

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2009, CONTAINING CONSOLIDATED FINANCIAL STATEMENTS AND OTHER INFORMATION OF INTEREST TO STOCKHOLDERS, IS AVAILABLE UPON REQUEST WITHOUT CHARGE. PLEASE CONTACT:

Investor Relations

OPNET Technologies, Inc.

7255 Woodmont Avenue

Bethesda, Maryland 20814

EXHIBIT A

OPNET TECHNOLOGIES, INC.

2010 Stock Incentive Plan

1.	Purpose

The purpose of this 2010 Stock Incentive Plan (the “Plan”) of OPNET Technologies, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include, as of the date being determined, any of the Company’s present or future subsidiary corporations as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).

The Company currently sponsors the OPNET Technologies, Inc. Amended and Restated 2000 Stock Incentive Plan (the “2000 Plan”). On and after the effective date of this Plan, (i) no additional stock awards shall be granted under the 2000 Plan, (ii) all outstanding stock awards previously granted under the 2000 Plan shall remain in effect in accordance with their terms, and (iii) Section 4(b) of the 2000 Plan providing for automatic annual increases to the number of shares of common stock held in reserve shall no longer be effective. The treatment of unused shares held in the 2000 Plan share reserve, and shares subject to awards under the 2000 Plan that are forfeited after the effective date of this Plan, is discussed below.

2.	Eligibility

All of the Company’s employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options, restricted stock awards, or other stock-based awards (each, an “Award”) under the Plan. Each person who has been granted an Award under the Plan shall be deemed a “Participant.”

3.	Administration and Delegation

(a)    Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b)    Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (each, a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

4.	Stock Available for Awards

(a)    Initial Number of Shares. Subject to adjustment under Section 8, Awards may be made under the Plan for up to 2,150,000 shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”).

(b)     Increases to Share Reserve with Respect to the 2000 Plan. After the effective date, the number of shares of Common Stock available for issuance under the Plan shall automatically increase from time to time by a number equal to (i) in the event any outstanding stock option granted under the Company’s 2000 Plan should for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the number of shares of Common Stock that are not acquired under such stock option and (ii) in the event stock that has been issued to a participant under the 2000 Plan pursuant to restricted or unrestricted stock awards is subsequently forfeited or acquired by the Company as a result of a failure to vest or satisfy any other contingency, the number of such shares. The maximum aggregate number of additional shares of Common Stock that may become available for issuance under this Plan pursuant to this provision is 2,000,000 shares, subject to adjustment under Section 8.

(c)    Annual Increase to Share Reserve. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year, beginning with the 2011 calendar year and continuing through the term of this Plan, by an amount equal to the lesser of (i) 3% of the shares of Common Stock outstanding on the last trading day of the preceding calendar year, or (ii) an amount determined by the Board; provided, however, that in no event shall any such annual increase exceed 1,000,000 shares.

(d)    Reversion of Shares to Share Reserve. If any shares of Common Stock issued pursuant to a restricted stock award or otherwise are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited shall revert to and again become available for issuance under the Plan. If an Option (as defined below) or other Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part, or is settled in cash, such that some or all of the Common Stock subject to the Award is not issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Any shares reacquired by the Company pursuant to Section 9(e) shall again become available for issuance under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(d)    Per-Participant Limit. Subject to adjustment under Section 8, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 300,000 per calendar year. The per-Participant limit described in this Section 4(d) shall be construed and applied consistently with Section 162(m) of the Code (“Section 162(m)”).

(e)    Incentive Stock Option Limit. Subject to adjustment under Section 8, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options (as defined below) shall be 1,000,000 shares of Common Stock.

5.	Stock Options

(a)    General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option.”

(b)    Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is ultimately deemed not to be an Incentive Stock Option.

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(c)    Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement; provided, however, that the exercise price of all Incentive Stock Options shall not be less than 100% of the fair market value of the Common Stock, as determined by the Board, at the time the Incentive Stock Option is granted.

(d)    Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of 10 years.

(e)    Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

(f)    Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1)    in cash or by check, payable to the order of the Company;

(2)    except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

(3)    by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock was owned by the Participant at least six months prior to such delivery;

(4)    by payment of such other lawful consideration as the Board may determine; or

(5) by any combination of the above permitted forms of payment.

6.	Restricted Stock

(a)    Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

(b)    Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

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7.	Other Stock-Based Awards

The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.	Adjustments for Changes in Common Stock and Certain Other Events

(a)    Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock, other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-Participant limit and the Incentive Stock Option limit set forth in Section 4(d) and Section 4(e), respectively, (iii) the number and class of securities and exercise price per share subject to each outstanding Option, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 8(a) applies and Section 8(c) also applies to any event, Section 8(c) shall be applicable to such event, and this Section 8(a) shall not be applicable.

(b)    Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution, and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

(c)    Acquisition and Change in Control Events

(1)	Definitions

(a)	An “Acquisition Event” shall mean:

(i)	any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property; or

(ii)	any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction.

(b)	A “Change in Control Event” shall mean:

(i)

the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) more than 30% of either (x) the then-outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for Common Stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from

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the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition or (D) any acquisition by Marc A. Cohen or Alain J. Cohen (each such party is referred to herein as an “Exempt Person”) of any shares of Common Stock;

(ii)	such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

(iii)	the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding Exempt Persons, the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

(c)	“Good Reason” shall mean any significant diminution in the Participant’s title, authority, or responsibilities from and after such Acquisition Event or Change in Control Event, as the case may be, or any reduction in the annual cash compensation payable to the Participant from and after such Acquisition Event or Change in Control Event, as the case may be, or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from the current site.

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(d)	“Cause” shall mean any (i) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company or (ii) willful misconduct by the Participant which affects the business reputation of the Company. The Participant shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for Cause was warranted.

(2)	Effect on Options

(a)	Acquisition Event. Upon the occurrence of an Acquisition Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to an Acquisition Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted for, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Acquisition Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, such assumed or substituted options shall become immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Acquisition Event, the Participant’s employment or service with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation. For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Acquisition Event.

Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, any portion of such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options to the extent not being assumed or substituted for as provided above will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the “Acquisition Price”), then the Board may instead provide that all outstanding Options, to the extent not being assumed or substituted for, shall terminate upon consummation of such Acquisition Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to the portion of such outstanding Options (whether or not then exercisable) not being

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assumed or substituted exceeds (B) the aggregate exercise price of such Options (and no cash payment need be made to the extent the exercise price exceeds the Acquisition Price). In the event that the consideration payable to the holders of the Company’s Common Stock in connection with the Acquisition Event is subject to hold backs, escrows or other contingencies, the amount and timing of the cash payment to the holders of Options under this provision may be similarly adjusted or delayed in the Board’s discretion.

(b)	Change in Control Event that is not an Acquisition Event. Following the occurrence of a Change in Control Event that does not also constitute an Acquisition Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, each such Option shall be immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant’s employment or service with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

(3)	Effect on Restricted Stock Awards

(a)	Acquisition Event that is not a Change in Control Event. Upon the occurrence of an Acquisition Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

(b)	Change in Control Event. Following the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, each such Restricted Stock Award shall immediately become free from all conditions or restrictions if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant’s employment or service with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

(4)	Effect on Other Awards

(a)	Acquisition Event that is not a Change in Control Event. The Board shall specify the effect of an Acquisition Event that is not a Change in Control Event on any other Award granted under the Plan at the time of the grant of such Award.

(b)	Change in Control Event. Following the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any Award or any other agreement between a Participant and the Company, each such Award shall immediately become fully exercisable, realizable, vested or free from conditions or restrictions if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant’s employment or service with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

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9.	General Provisions Applicable to Awards

(a)    Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b)    Documentation. Each Award shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)    Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition to or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d)    Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

(e)    Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, Participants may, to the extent then permitted under applicable law, satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(f)    Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(g)    Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h)    Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of restrictions in full or in part or that any other Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.	Miscellaneous

(a)    No Right to Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued

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employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)    No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(c)    Effective Date and Term of Plan. The Plan shall become effective on January 1, 2010 if it is approved by the Company’s stockholders before that date. No Awards shall be granted under the Plan after the earlier of (i) December 31, 2019, or (ii) the completion of ten years after the date the Plan is approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

(d)    Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)).

(e)    Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

Adopted by the Board of Directors of

the Company to be effective as of January 1, 2010.

Approved by the stockholders of the

Company on [date].

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EXHIBIT B

OPNET TECHNOLOGIES, INC.

2000 Employee Stock Purchase Plan

(Restated to Reflect Amendments of October 22, 2002,

December 30, 2005, May 8, 2008 and February 1, 2010)

The purpose of this OPNET Technologies, Inc. 2000 Employee Stock Purchase Plan (the “Plan”) is to provide eligible employees of OPNET Technologies, Inc. (the “Company”) and certain of its subsidiaries with opportunities to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). 1,570,000 shares of Common Stock in the aggregate have been approved for this purpose. In addition, the number of shares of Common Stock available for issuance under the Plan shall automatically increase on February 1 of each year, starting with the February 1, 2011 Plan Period and with the last such increase occurring on the Plan Period that begins on February 1, 2015, in an amount equal to the lesser of (i) the average number of shares of Common Stock purchased under the Plan during the last two Plan Periods immediately preceding the applicable February 1 date (the “Average Shares”), plus an additional number of shares equal to 5% of the Average Shares, or (ii) 300,000 shares. Accordingly, the maximum aggregate number of shares approved for issuance under the Plan is 3,070,000 shares. Notwithstanding the foregoing, the Board may act prior to the effective date of any such annual increase to provide that there shall be no increase in the share reserve for that period or the annual increase shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentences. This Plan is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder, and shall be interpreted consistent therewith.

1. Administration. The Plan will be administered by the Company’s Board of Directors (the “Board”) or by a Committee appointed by the Board (the “Committee”). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

2. Eligibility. All employees of the Company, including members of the Board who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a “Designated Subsidiary”), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

(a)	they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for at least three months in a calendar year;

(b)	they have been employed by the Company or a Designated Subsidiary for at least three months prior to enrolling in the Plan; and

(c)	they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee. Notwithstanding the above, an employee who is a citizen or resident of a foreign jurisdiction or who is otherwise employed in a jurisdiction outside of the United States shall be excluded from participating in an Offering (defined below) under the Plan if the grant of an option to the employee under the Plan is prohibited by the laws of such foreign jurisdiction to the extent applicable or if compliance with the laws of the foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code.

3. Offerings. The Company will make one or more offerings (each an “Offering” and together the “Offerings”) to employees to purchase stock under this Plan. Offerings will begin each February 1 and August 1, or the first business day thereafter (the “Offering Commencement Dates”). Each Offering Commencement Date will begin a six-month period (a “Plan Period”), during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose a different Plan Period of 12 months or less for subsequent Offerings.

4. Participation. Subject to Section 11, an employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee’s appropriate payroll office at least 15 days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during a Plan Period. Unless an employee files a new form or withdraws from the Plan, his or her deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term “Compensation” means the amount of money reportable on the employee’s Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee’s Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

5. Deductions. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of 10% of the Compensation he or she receives during a Plan Period or such shorter period during which deductions from payroll are made. Payroll deductions may be at any percentage (up to 10%) of Compensation, with any change in Compensation during the Plan Period to result in an automatic corresponding change in the dollar amount withheld. The minimum payroll deduction is such percentage of Compensation as may be established from time to time by the Board or the Committee.

No employee may be granted an Option (as defined in Section 9) which permits his or her rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value (as defined below) of such Common Stock (determined at the Offering Commencement Date of a Plan Period) for each calendar year in which the Option is outstanding at any time.

6. Deduction Changes. An employee may decrease or discontinue his or her payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his or her payroll deduction during a Plan Period. If an employee elects to discontinue his or her payroll deductions during a Plan Period, but does not elect to withdraw his or her funds pursuant to Section 8 hereof, funds deducted prior to his or her election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

7. Interest. Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

8. Withdrawal of Funds. An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee’s account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

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9. Purchase of Shares. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option (“Option”) to purchase on the last business day of such Plan Period (the “Exercise Date”), at the Option Price (as defined below) hereinafter provided for, the largest number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by multiplying $2,083 by the number of full months in the Plan Period and dividing the result by the closing price (as defined below) of Common Stock on the Offering Commencement Date of such Plan Period.

The purchase price (“Option Price”) for each share purchased will be 85% of the closing price of the Common Stock on (i) the Offering Commencement Date, or (ii) the Exercise Date, whichever closing price is less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq Global Select Market, or (c) the average of the closing bid and asked prices in the over the counter market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made. In the absence of such markets for the Common Stock, the closing price shall be determined by the Board in good faith.

Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his or her accumulated payroll deductions on such date will pay for, but not in excess of the maximum number determined in the manner set forth herein.

Any balance remaining in an employee’s payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee’s payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee’s account shall be refunded.

No Option may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended, and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on an Exercise Date during any Offering hereunder the shares of Common Stock are not so registered or the Plan is not in such compliance, no Option shall be exercised on such Exercise Date, and the Exercise Date shall be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in such compliance, except that the Exercise Date shall not be delayed more than 12 months and the Exercise Date shall in no event be more than 27 months from the Offering Commencement Date. If, on the Exercise Date under any Offering hereunder, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in such compliance, no Option or any Offering shall be exercised and all contributions accumulated during the Offering (reduced to the extent, if any, such contributions have been used to acquire shares of Common Stock) shall be distributed to the participants in the Plan without interest.

In addition, beginning with the Offering commencing on February 1, 2010 and each subsequent Offering, the Board or Committee may establish a maximum number of shares of Common Stock that may be purchased in the aggregate on any single Exercise Date by all eligible employees during any such Offering.

If the aggregate number of shares of Common Stock to be purchased upon the exercise of all outstanding Options on a single Exercise Date would exceed any of the foregoing limits, the Board shall make a uniform and equitable allocation of the shares available. Any contributions not applied to the purchase of available shares of Common Stock shall be refunded to the participants in the Plan without interest.

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If any Option granted under the Plan shall for any reason terminate without having been exercised, the shares of Common Stock not purchased under such Option shall again become available for issuance under the Plan.

10. Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company’s sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

11. Rights on Retirement, Death or Termination of Employment. In the event of a participating employee’s termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee’s account shall be paid to the employee or, in the event of the employee’s death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee’s estate, or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

12. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

13. Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee.

14. Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

15. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

16. Merger. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation (“Continuity of Control”), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board or the Committee shall take such steps in connection with such merger or consolidation as the Board or the Committee shall deem necessary to assure that the provisions of Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

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In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his or her account as of a date determined by the Board or the Committee, which date shall not be less than 10 days preceding the effective date of such transaction.

17. Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

18. Insufficient Shares. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

19. Termination of the Plan. Notwithstanding any provision to the contrary herein, this Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

20. Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq Global Select Market (to the extent the Common Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

21. Governing Law. The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

22. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

23. Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

24. Effective Date and Approval of Shareholders. The original effective date of the Plan was March 13, 2000. The Plan is hereby amended and restated effective as of February 1, 2010, subject to approval by the stockholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the effectiveness of the amendment and restatement of the Plan by the Board.

Amended and restated by the Board of Directors of the Company effective as of February 1, 2010.

Approved by the stockholders of the Company on [date].

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AMERICAN STOCK TRANSFER C/O OPNET TECHNOLOGIES, INC. 6201 15TH AVENUE, 3RD FLOOR BROOKLYN, NY 11219

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OPNET TECHNOLOGIES, INC.

The Board of Directors recommends a vote FOR the election of the director nominees listed below. Vote on Directors

Proposal 1. Election of two Class III Directors for a three-year term extending until the 2012 Annual Meeting of Stockholders.

Nominees:

01) MARC A. COHEN 02) WILLIAM F. STASIOR

For Withhold For All All All Except

To withhold authority to vote for any individual nominee, mark “For All Except” and write the number of the nominee on the line below.

The Board of Directors recommends a vote FOR the following proposal. Vote on Stock Incentive Plan Adoption

Proposal 2. To approve the adoption of the OPNET Technologies, Inc. 2010 Stock Incentive Plan as described in the Proxy Statement.

For Against Abstain

The Board of Directors recommends a vote FOR the following proposal. Vote on Employee Stock Purchase Plan Amendment

Proposal 3. To approve the amendment and restatement of the OPNET Technologies, Inc. 2000 Employee Stock Purchase Plan as described in the Proxy Statement.

NOTE: In their discretion, the proxies are authorized to vote on other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M16387-P83596

PROXY

OPNET TECHNOLOGIES, INC.

Proxy for the Annual Meeting of Stockholders to be held Monday, September 14, 2009 This Proxy is Solicited on Behalf of the Board of Directors of the Company.

The undersigned, having received notice of the meeting and the Board of Directors’ proxy statement therefor, and revoking all prior proxies, hereby appoints Alain J. Cohen, Mel F. Wesley, and Dennis R. McCoy, and each of them, with full power of substitution, as proxies to represent and to vote, as designated herein, all shares of stock of OPNET Technologies, Inc. (the “Company”) that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the principal executive office of the Company, 7255 Woodmont Avenue, Bethesda, Maryland 20814, on Monday, September 14, 2009, at 10:00 a.m., local time, and at any adjournment thereof (the “Meeting”). The matters set forth on the reverse side have been proposed by the Company.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the election of the director nominees listed in Proposal 1, FOR the approval of the adoption of the OPNET Technologies, Inc. 2010 Stock Incentive Plan, and FOR the approval of the amendment and restatement of the OPNET Technologies, Inc. 2000 Employee Stock Purchase Plan. In their discretion, the proxies are authorized to vote on any other business as may properly come before the meeting or any adjournment or postponement thereof. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall vote in person at the meeting.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)